UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2010

Alliant Energy Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-9894	39-1380265
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4902 North Biltmore Lane, Madison, Wisconsin	53718
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (608) 458-3311

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2010, Alliant Energy Corporation (“Alliant Energy”) issued a press release announcing its earnings for the third quarter ended September 30, 2010. A copy of such press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Alliant Energy included in the press release 2010 and 2009 third quarter income from continuing operations and earnings per share from continuing operations excluding income from the completion of federal income tax audits and a charge related to Alliant Energy’s tender offer for its Exchangeable Senior Notes due 2030. Alliant Energy believes these non-GAAP financial measures (financial measures not prepared in accordance with accounting principles generally accepted in the United States of America) are useful to investors because they provide an alternate measure to better understand and compare across periods the operating performance of Alliant Energy without the distortion of items that are not normally associated with ongoing operations, and to provide additional information about Alliant Energy’s operations on a basis consistent with the measures that management uses to manage its operations and evaluate its performance. Alliant Energy’s management also uses non-GAAP financial measures to determine incentive compensation.

In addition, Alliant Energy included in the press release 2010 and 2009 third quarter Interstate Power and Light Company, Wisconsin Power and Light Company, utility, and non-regulated and parent earnings per share from continuing operations. Alliant Energy believes these non-GAAP financial measures are useful to investors because they facilitate an understanding of segment performance and trends and provide additional information about Alliant Energy’s operations on a basis consistent with the measures that management uses to manage its operations and evaluate its performance. Alliant Energy’s management also uses utility earnings per share from continuing operations to determine incentive compensation.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(99.1)	Alliant Energy Corporation press release dated October 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: October 29, 2010	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Vice President-Chief Accounting Officer and Treasurer

ALLIANT ENERGY CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated October 29, 2010

Exhibit Number

(99.1)	Alliant Energy Corporation press release dated October 29, 2010.

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